                                                                  Exhibit 99.(d)

                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND

THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE MADE TO THE TRUST OR TO THE TRANSFER AGENT.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common            UNIF GIFT MIN ACT- Custodian
                                 ------------
   TEN ENT - as tenants by the entireties           (Cust)(Minor)
   JT TEN - as joint tenants with right   under Uniform Gifts to Minors Act
         of survivorship and not as       ---------------
         tenants in common (State)

   Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________
shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.
Dated:
 ----------------
              X
              -------------

              X
              -------------
                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST

                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

--------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
             UNINCORPORATED STATUTORY TRUST ORGANIZED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                   (SEE REVERSE FOR CERTIFICATE INSTRUCTIONS)
                   COMMON SHARES OF BENEFICIAL INTEREST CUSIP

   This
   CERTIFIES
   that

is the owner of


       FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST
                                   OF THE PAR
                            VALUE $0.01 PER SHARE OF
                     FIDUCIARY CLAYMORE DYNAMIC EQUITY FUND

   transferrable on the books of the_______ by the holder hereof in person or by a duly authorized attorney upon surrendered of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, the trust has caused this Certificate to be signed by the facsimile signatures of the duly authorized officers and to be sealed with the facsimile seal of the trust.

    Dated:

                         COUNTERASSIGNED AND REGISTERED:
                          TRANSFER AGENT AND REGISTRAR,
                                 BY:
                              AUTHORIZED SIGNATURE

                 SIGNATURE TO      [SEAL]    SIGNATURE TO
                  COME                         COME

                 ------------                ------------
                  SECRETARY                   CHIEF EXECUTIVE OFFICER

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